UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8‑K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 26, 2019

LODGING FUND REIT III, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	000‑56082	83‑0556111
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1635 43rd Street South, Suite 205
Fargo, North Dakota	58103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (701) 630‑6500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐    Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐    Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

Lodging Fund REIT III, Inc. (the “Company”) previously filed (1) a Current Report on Form 8-K, dated December 26, 2019, filed with the Securities and Exchange Commission (the “SEC”) on December 31, 2019, disclosing the acquisition of a Home2 Suites by Hilton hotel property located in Lubbock, Texas which occurred on December 30, 2019 (the “Home2 Lubbock”) and (2) a Current Report on Form 8-K, dated January 8, 2020, filed with the SEC on January 13, 2020, disclosing the acquisition of a Fairfield Inn & Suites by Marriott hotel property located in Lubbock, Texas which occurred on January 8, 2020 (the “Fairfield Inn Lubbock”). The Current Reports on Form 8-K referenced above are collectively referred to as the “Original Form 8-Ks”. The Home2 Lubbock and the Fairfield Inn Lubbock are related businesses under Rule 8-04(a)(2) of Regulation S-X promulgated by the SEC.

This Amendment to the Current Report on Form 8-K amends the Original Form 8-Ks to provide the required financial statements under Rule 8-04 of Regulation S-X with respect to the Home2 Lubbock and the Fairfield Inn Lubbock. Additionally, this report amends the Original Form 8-Ks to present the required pro forma financial information reflecting the impact of the Home2 Lubbock and the Fairfield Inn Lubbock acquisitions, as well as other significant acquisitions completed during the presented periods, on the Company.

The Company’s results with respect to the Home2 Lubbock and the Fairfield Inn Lubbock may be materially different from those expressed in this report due to various factors, including but not limited to those discussed in Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations - Forward-Looking Statements in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2019.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of businesses acquired.
•	Audited balance sheets as of December 31, 2018 and 2017, statements of operations, statements of changes in equity, and statements of cash flows for the years then ended, for the Home2 Lubbock.
•

Unaudited balance sheets as of September 30, 2019 and 2018, statements of operations, statements of changes in equity, and statements of cash flows for the nine months then ended, for the Home2 Lubbock.

•	Audited balance sheets as of December 31, 2018 and 2017, statements of operations, statement of changes in equity, and statements of cash flows for the years then ended, for the Fairfield Inn Lubbock.
•

Unaudited balance sheets as of September 30, 2019 and 2018, statements of operations, statements of changes in equity, and statements of cash flows for the nine months then ended, for the Fairfield Inn Lubbock.

(b)	Pro Forma Financial Information.
•	Unaudited pro forma combined consolidated balance sheet as of September 30, 2019.
•

Unaudited pro forma combined consolidated statements of operations for the nine months ended September 30, 2019 and for the period from the Company’s inception (April 9, 2018) through December 31, 2018.

Ex.	Description
99.1	Treemont Capital Partners III, LP (Home2 Lubbock) Audited Financial Statements as of, and for the years ended December 31, 2018 and 2017
99.2	Treemont Capital Partners III, LP (Home2 Lubbock) Unaudited Financial Statements as of, and for the nine months ended September 30, 2019 and 2018
99.3	Treemont Capital Partners IV, LP (Fairfield Inn Lubbock) Audited Financial Statements as of, and for the years ended December 31, 2018 and 2017
99.4	Treemont Capital Partners IV, LP (Fairfield Inn Lubbock) Unaudited Financial Statements as of, and for the nine months ended September 30, 2019 and 2018
99.5	Unaudited Pro Forma Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LODGING FUND REIT III, INC.

Dated: March 17, 2020	BY:	/s/ Corey R. Maple
Corey R. Maple
Chairman of the Board, Chief Executive Officer and
Secretary